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                                                                    EXHIBIT 23.9




                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-4 of our report dated April 15, 1999, except for Note 15 as to which the date is May 20, 1999, relating to the financial statements of Bank Atlanta, and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                /s/ Mauldin & Jenkins, LLC
                                                --------------------------
                                                Mauldin & Jenkins, LLC



Atlanta, Georgia
July 15, 1999